UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 1, 2024

Everest Consolidator Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-41100	86-2485792
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4041 MacArthur Blvd Newport Beach, California	92660
(Address of Principal Executive Offices)	(Zip Code)

(949) 610-0835

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one Warrant	MNTN.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	MNTN	New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	MNTN WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously disclosed in the definitive proxy statement filed by Everest Consolidator Acquisition Corporation (the “Company”) on November 18, 2024, DLA, LLC (“DLA”) filed a lawsuit against Equiniti Trust Company, LLC (the “Trustee”) for unpaid accounting fees in connection with the services DLA provided in the business combination between the Company and Unifund Holdings, LLC that was terminated in October 2024.

In connection with this litigation (Supreme Court of New York, County of New York, Index No. 655723/2024), the court, on November 1, 2024, entered a temporary injunction order which restrained the Trustee from distributing from the trust account established by the Company in connection with its initial public offering (the “Trust Account”) amounts that would leave the balance of such account below the approximately $3 million that DLA alleges it is owed.

As previously disclosed, DLA also threatened to pursue legal action against the Company and Everest Consolidator Sponsor, LLC, a Delaware limited liability company (the “Sponsor”) if the Company or the Trustee did not pay such allegedly owed fees.

On November 20, 2024, DLA filed a lawsuit against the Company and the Sponsor in Superior Court of New Jersey (Law Division: Essex County, Docket No. ESX-L-D008097-24) for such allegedly owed fees.

On December 3, 2024, the New Jersey court granted a preliminary injunction.

While the Company continues to believe DLA’s allegations are baseless and that DLA has no valid claim against the funds in the Trust Account, due to the injunctions, the Trustee is unable to process redemption requests and the Company is currently unable to instruct the Trustee to process redemption requests.

At this time, the Company cannot predict the ultimate dispositions of these litigations.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Everest Consolidator Acquisition Corporation

Date: December 26, 2024	By:	/s/ Adam Dooley
	Name:	Adam Dooley
	Title:	Chief Executive Officer

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